Notes Payable	12 Months Ended
Dec. 31, 2013
Notes Payable [Abstract]
NOTES PAYABLE
12.	NOTES PAYABLE

Outstanding notes payable consist of (all amounts in thousands):

	2013	2012
Senior Debt - Term Loan	$6,023	$8,519
Senior Debt - Real Estate Loan	1,679	1,804
Subordinated Term Loan	8,659	8,500
Promissory Note Payable	1,075	0
Total	17,436	18,823
Less: Unamortized debt discount	(542)	(695)
Less: Current portion of notes payable, including current portion of unamortized debt discount	(1,925)	(9,734)
Notes payable, net of current portion	$14,969	$8,394

Debt issuance costs are amortized to interest expense using the effective interest method over the life of the loan.

Senior Debt

CTI has two loans payable to TD Bank, NA (“TD Bank”); a Term Loan and a Real Estate Loan, that were originally entered into on December 19, 2008, and which were amended twice during 2012 to modify certain financial and non-financial covenants required by these loans. The Fourth Amendment to the Amended and Restated Revolving Credit and Term Loan Agreement (the “Senior Amendment”) was entered into on November 19, 2013.

The Term Loan is payable in monthly principal installments of $148,000 along with monthly interest payments as described below, plus a one-time principal payment of approximately $2.5 million due at maturity in December 2015.

The Company compared the present value of the cash flows of the Term Loan and the Real Estate Loan, before the Senior Amendment on November 19, 2013, with the present value of the cash flows pursuant to the Senior Amendment. The Company determined that the cash flow effect on a present value basis was less than 10 percent on the date of the Senior Amendment. Therefore, for accounting purposes, the Senior Amendment was treated as a modification of the Term Loan and the Real Estate Loan and approximately $90,000 was expensed relating to debt modification costs.

Interest payments on 60% of the Term Loan’s principal balance were previously hedged using a pay-fixed, receive-variable interest rate swap to reduce exposure to changes in cash payments caused by changes in interest rates on the Term Loan. See Note 16 for details on the interest rate swap. Interest on the 60% interest rate-swapped portion of the Term Loan was payable monthly and determined based on 1-month LIBOR, plus a margin percentage that is based on financial performance. The total interest rate on the swapped portion of the Term Loan was changed from 6.53% to 6.25% on December 19, 2013 and was 6.53% at December 31, 2012. Interest on the remaining 40% of the Term Loan was also payable monthly and was determined based on 1-month LIBOR (subject to a 2% interest rate floor) plus a margin percentage that was based on financial performance. At December 31, 2013 and 2012, the total interest rate on the portion of the Term Loan that was not subject to an interest rate hedging relationship was at 6.25% and 6.0%, respectively. The Term Loan is collateralized by all of the assets of CTI (except CTI’s equity interests in CTSAS, of which only 65% is collateral of the Term Loan) and is guaranteed by Cyalume. The Term Loan requires various restrictive financial and nonfinancial covenants, such as a maximum leverage ratio, debt service coverage ratio and limitations on capital expenditures and dividends, with which we are in compliance as of December 31, 2013.

The Real Estate Loan is payable in monthly principal installments of approximately $10,000, along with monthly interest payments as described below, plus a one-time principal payment of $1.4 million due at maturity in December 2015.

Interest payments on the Real Estate Loan principal balance were hedged using a pay-fixed, receive-variable interest rate swap to reduce exposure to changes in cash payments caused by changes in interest rates on the Real Estate Loan. See Note 16 for details on the interest rate swap. Interest is payable monthly and is determined based on 1-month LIBOR plus a margin percentage that was based on financial performance. The Real Estate Loan’s total interest rate was changed from 6.42% to 6.25% on December 19, 2013 and was 6.42% at December 31, 2012. The Real Estate Loan is secured by a mortgage of the real property (land and building) located in West Springfield, MA, and is guaranteed by Cyalume. The Real Estate Loan requires various restrictive financial and nonfinancial covenants, such as a maximum leverage ratio, debt service coverage ratio and limitations on capital expenditures and dividends, with which the Company is in compliance with as of December 31, 2013.

The TD Bank line of credit (see Note 11), the Term Loan and the Real Estate Loan are senior in payment priority to all other notes payable and lines of credit.

Subordinated Term Loan

On July 29, 2010 the Subordinated Term Loan of $8.5 million was issued to Granite Creek Partners Agent, LLC (“Granite Creek”) and on November 19, 2013, the Company entered into a Fourth Amendment to the Subordinated Term Loan (the “Subordinated Amendment”) which extended the maturity date to June 30, 2016. Pursuant to the Subordinated Amendment, interest is payable in kind through December 19, 2015 and then payable monthly in cash through the June 30, 2016 maturity date. Interest is payable monthly at a rate of 11% per annum. No principal payments are required until maturity. The Company has the right to prepay the loan in whole or in part at any time without penalty in the event that the TD Bank Senior Debt is repaid. The Subordinated Term Loan ranks junior to all debt held by TD Bank, N.A. but senior to all other remaining long-term debt including existing and future subordinated debt. The Subordinated Term Loan is convertible at any time by Granite Creek into 2,666,667 shares of common stock at a conversion price of approximately $3.19 per share. No portion of the Subordinated Term Loan has been converted to our common stock. The Company’s common stock’s closing market price on December 31, 2013 was $0.69 per share; therefore the loan’s if-converted value of approximately $1.8 million is less than the unpaid principal balance by $6.8 million as of December 31, 2013. The Company previously determined that the convertible notes’ conversion feature was not a beneficial conversion feature under U.S. GAAP.

The Company compared the present value of the cash flows of the Subordinated Term Loan, before the Subordinated Amendment on November 19, 2013, with the present value of the cash flows pursuant to the Subordinated Amendment. The Company determined that the cash flow effect on a present value basis was less than 10 percent on the date of the Subordinated Amendment. Therefore, for accounting purposes, the Subordinated Amendment was treated as a modification of the Subordinated Term Loan.

Simultaneous with the issuance of the Subordinated Term Loan during 2010, the Company issued warrants to repay certain costs of obtaining the convertible notes. These warrants allowed the holder to purchase 160,000 shares of common stock at $1.50 per share through July 19, 2018. A portion of the $8.5 million gross proceeds from the issuance of the loan was allocated to the warrants based on the relative fair values of the debt instrument without the warrants and of the warrants themselves at time of issuance. The portion of the proceeds so allocated to the warrants ($207,000) was recorded as a debt discount and an increase to additional paid-in capital on our consolidated balance sheet. The warrant’s fair value was increased by $94,000 in 2012 due to (i) a decrease in the exercise price of the warrants and (ii) an extension of the term of the warrant. The warrants were amended again during 2013 in connection with the Senior Amendment described above. An additional amount of approximately $241,000 was added to debt discount and warrant liability during 2013 relating to (i) another decrease in the exercise price of the warrants to $0.01, (ii) an extension of the term of the warrants, and (iii) an increase to the number of shares of common stock that may be purchased upon exercise of the warrants to 455,514 shares of common stock that may be purchased. The debt discount is being amortized to interest expense using the effective interest method over the life of the convertible notes which have a maturity date of June 30, 2016. As a result of the amendment to the warrants, the warrants are no longer indexed to the Company’s stock, are considered a derivative and therefore, are being accounted for as a liability.

The carrying value of the Subordinated Term Loan is as follows (all amounts in thousands):

	2013	2012
Principal amount of loan	$8,659	$8,500
Less: unamortized debt discount	(424)	(622)
	$8,235	$7,878

Interest costs for the Subordinated Term Loan are as follows (all amounts in thousands):

	2013	2012
Contractual interest coupon rate	$949	$951
Amortization of related debt discount and debt issuance costs	486	308
Total interest expense recognized	$1,435	$1,259

The effective interest rate on the Subordinated Term loan was approximately 17% prior to the Subordinated Amendment, at which time the effective interest rate on the Subordinated Term loan became approximately 13%.

Promissory Note Payable

On November 19, 2013, the Company entered into a legal settlement agreement (see Note 18). The executed settlement agreement calls for the Company to make a series of payments over five years to Antonio Colon in the amount of $215,000 annually, for a total of $1,075,000 pursuant to the Promissory Note executed on November 19, 2013 (the “Promissory Note”). This Promissory Note bears interest at a rate of 2% annually and requires principal and interest payments each May and November. The Promissory Note has a maturity date of October 15, 2018.

Future Minimum Payments

As of December 31, 2013, future minimum payments due for notes payable (excluding the related party Amended JFC Note as discussed in Note 13) for each of the five succeeding years and beyond are as follows (all amounts in thousands):

Year Ending December 31,
2014	$2,116
2015	6,016
2016	8,874
2017	215
2018	215
Thereafter	0
$17,436

Amortization of the debt discount was approximately $520,000 and $368,000 for the years ended December 31, 2013 and 2012, respectively.